ENHANCED INCOME FUND
Section 10f-3 Transactions


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
9/4/02 		Sears Credit Acct Master Trust II

Shares            Price         Amount
1,900,000 	  $100.00	$1,900,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.23         N/A	0.19%                0.19%

Broker
Merrill Lynch

Underwriters of Sears Credit Acct Master Trust II

Underwriters     	                 Principal Amount
Credit Suisse First Boston Corp.             $350,000,000
Merrill Lynch, Pierce, Fenner, & Smith        350,000,000
Banc One Capital Markets, Inc.                 60,000,000
Deutsche Bank Securities, Inc.                 60,000,000
J.P. Morgan Securities, Inc.                   60,000,000
Lehman Brothers, Inc.                          60,000,000
Wachivia Securities, Inc.                      60,000,000
Total                                      $1,000,000,000


The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
9/5/02 		IBM Corp.

Shares            Price         Amount
2,900,000 	  $100.00	$2,900,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
N/A         N/A		 0.26%               0.26%

Broker
Deutsche Morgan Grenfell

Underwriters of IBM Corp.

Underwriters     	               Principal Amount
Deutsche Bank Securities, Inc.               $1,034,000
Banc of America Securities, LLC		         22,000
Banc One Capital Markets, Inc.     	         22,000
Salomon Smith Barney                             22,000
Total                                        $1,100,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/21/02	Household Automotive Trust A4B

Shares            Price         Amount
200,000 	  $99.75	$199,500

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.26         N/A	 0.16%               0.16%

Broker
Deutsche Morgan Grenfell

Underwriters of Household Automotive Trust A4B

Underwriters     	               Principal Amount
Banc of America Securities, LLC		    $25,000,000
Deutsche Bank Securities, Inc.               25,000,000
Banc One Capital Markets, Inc.     	     25,000,000
Barclays Capital			     25,000,000
J.P. Morgan Securities, Inc.                 25,000,000
Total                                      $125,000,000



The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/7/02 	Federal National Mortgage Assoc.

Shares            Price         Amount
9,900,000 	  $99.85	$9,885,150

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
N/A         N/A		N/A                N/A

Broker
Merrill Lynch

Underwriters of Federal National Mortgage Assoc.

Underwriters     	                 Principal Amount
Credit Suisse First Boston Corp.             $450,000,000
First Tennessee Bank National Association     450,000,000
Merrill Lynch, Pierce, Fenner, & Smith        450,000,000
Bear, Stearns & Co., Inc.                      75,000,000
Deutsche Bank Securities, Inc.                 75,000,000
Goldman, Sachs & Co.                          110,000,000
J.P. Morgan Securities, Inc.                   75,000,000
Lehman Brothers, Inc.                          75,000,000
Morgan Stanley & Co., Inc.                     90,000,000
Salomon Smith Barney, Inc.                     75,000,000
UBS Warburg LLC                                75,000,000
Total                                      $2,000,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
11/14/02 	Federal National Mortgage Assoc.

Shares            Price         Amount
8,000,000 	  $99.69	$7,975,200

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
N/A         N/A		N/A  		    N/A

     Broker
Lehman Brothers

Underwriters of Federal National Mortgage Assoc.

Underwriters     	                   Principal Amount
Deutsche Bank Securities, Inc.               $1,107,000,000
Lehman Brothers, Inc.                         1,107,000,000
Merrill Lynch, Pierce, Fenner, & Smith        1,107,000,000
ABN AMRO, Inc.                                   70,000,000
Bear, Stearns & Co., Inc.                        70,000,000
Credit Suisse First Boston Corp.                 70,000,000
Goldman, Sachs & Co.                             70,000,000
J.P. Morgan Securities, Inc.                     70,000,000
Morgan Stanley & Co., Inc.                      100,000,000
Salomon Smith Barney, Inc.                       70,000,000
The Williams Capital Group, L.P                  70,000,000
UBS Warburg LLC                                  87,000,000
Total                                        $4,000,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
12/4/02 		Wachovia Asset Securitization, Inc.

Shares            Price         Amount
1,550,000 	  $100.00	$1,550,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.22         N/A	0.13%                0.84%

Broker
Merrill Lynch

Underwriters of Wachovia Asset Securitization, Inc.

Underwriters     	                Principal Amount
Wachovia Securities, Inc.	          $1,050,000,000
Credit Suisse First Boston Corp.              75,000,000
J.P. Morgan Securities, Inc.                  75,000,000
Total                                     $1,200,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
3/26/03 	Wachovia Asset Securitization, Inc.
		Ser. 2003-HE1, Class A1

Shares            Price         Amount
3,300,000	  $100.00	$3,300,000

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.22         N/A	 0.33%                3.55%

Broker
First Union Securities, Inc.

Underwriters of Wachovia Asset Securitization, Inc.
		Ser. 2003-HE1, Class A1

Underwriters                              Principal Amount
Wachovia Securities, Inc.		     $900,000,000
Banc One Capital Markets, Inc.		       50,000,000
J.P. Morgan Securities, Inc.		       50,000,000

Total					   $1,000,000,000

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Affiliated Underwriting Procedures of the Fund.

Trade
Date     	Issue
8/04/03 	Federal National Mortgage Association (FNMA)

Shares            Price         Amount
17,400,000	  $99.90        $17,382,600

                                        % of Issue
Spread     Spread       Fund's            for all
Amount       %        % of issue       JPMorgan Funds
0.13         N/A	 0.87%               17.72%

Broker
First Boston Brokerage

Underwriters of Federal National Mortgage Association (FNMA)

Underwriters         	                  Principal Amount
Credit Suisse First Boston LLC		   $475,000,000
Citigroup Global Markets, Inc.		    475,000,000
First Tennessee Bank N.A.		    475,000,000
Bear, Stearns & Co., Inc.		     50,000,000
Deutsche Bank Securities, Inc.		     50,000,000
Goldman, Sachs & Co.			     50,000,000
HSBC Securities (USA), Inc.		     50,000,000
J.P. Morgan Securities, Inc.		     50,000,000
Lehman Brothers, Inc.			     75,000,000
Merrill Lynch Pierce, Fenner, & Smith, Inc.  50,000,000
Morgan Stanley & Co., Inc.		    150,000,000
UBS Securities LLC			     50,000,000

Total                                    $2,000,000,000